Guaranteed Investment Contract	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Guaranteed Investment Contract

NOTE 4. GUARANTEED INVESTMENT CONTRACT

At December 31, 2025, the Plan holds an investment in the New York Life Anchor Account, which is a Guaranteed Investment Contract (GIC). New York Life maintains the contributions in a separate account. The account is credited with earnings on the underlying investments and charged for participant withdrawals and administrative expenses. The contract is included in the financial statements at contract value as reported by New York Life. The issuer of the GIC is contractually obligated to repay the principal and a specified interest rate that is guaranteed to the Plan.

The GIC is fully benefit-responsive and contract value is the relevant measurement attribute for that portion of the net assets available for benefits attributable to the GIC. Contract value, as reported to the Plan by New York Life, represents contributions made under the contract, plus earnings, less participant withdrawals, and administrative expenses. Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value.

There are generally no events that limit the availability of the Plan to transact at the contract value paid within 90 days or in rare circumstances, contract value paid over time. There are no events that allow the issuer to terminate the contract and which require the Plan administrator to settle at an amount different than contract value paid either within 90 days or over time.